SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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ORION ETHANOL, INC.
(Name of Company as Specified in Its Charter)

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ORION ETHANOL, INC.
307 South Main Street
Pratt, Kansas 67124

To the Holders of Common Stock of Orion Ethanol, Inc:

Orion Ethanol, Inc., a Nevada corporation, has obtained the written consent from stockholders holding a majority of the outstanding common stock as of December 8, 2006 or the Record date, approving the following corporate actions:

(i) the approval of the Orion Ethanol, Inc. 2006 Equity Incentive Plan or the 2006 Plan, and

(ii) the approval of an to amendment or the Amendment, to our Articles of Incorporation that allows us to issue up to 10,000,000 shares of "blank check" preferred stock at a par value of $0.001 per share.

We are implementing the 2006 Plan because we want to enhance long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in us in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service. We are implementing the Amendment to provide us with the flexibility to offer preferred stock in different series that can be designated by our board of directors without further stockholder approval. We believe that this flexibility is an important step in allowing us to better meet our short and long-term capital needs.

Details of the 2006 Plan and the Amendment and other important information are set forth in the accompanying Information Statement. Our board of directors has unanimously approved the 2006 Plan and the Amendment as of November 28, 2006 and December 8, 2006, respectively. Under Section 78.320 of the Nevada Revised Statutes, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, on the Record Date the stockholders holding a majority of the outstanding shares of common stock approved the 2006 Plan and the Amendment. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the 2006 Plan and the Amendment by less than unanimous written consent of the stockholders of Orion Ethanol, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
By Order of the Board of Directors
/s/ Lane Hamm
Lane Hamm,
Secretary
Pratt, Kansas
December 8, 2006

INFORMATION STATEMENT

ORION ETHANOL, INC.
307 South Main Street
Pratt, Kansas 67124

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION REGARDING CONSENTS

This Information Statement is being furnished to our stockholders to advise them of the corporate actions described below, which have been authorized by our board of directors and by the written consent of stockholders that beneficially own a majority of our outstanding voting securities that are entitled to vote on these matters. This action is being taken in accordance with the requirements of the Nevada Revised Statutes or NRS.

Our board of directors has determined that the close of business on December 8, 2006 was the record date, for the stockholders entitled to notice about the proposal authorizing our 2006 Equity Incentive Plan or 2006 Plan and the amendment, or the Amendment, to our Articles of Incorporation that allows us to issue up to 10,000,000 shares of "blank check" preferred stock at a par value of $0.001 per share. The term "blank check" preferred stock refers to stock for which the designations, preferences, rights, qualifications, limitations and restrictions are determined by our board of directors. Thus, our board of directors would be entitled to authorize the creation and issuance of up to 10,000,000 shares of preferred stock in one or more series with such limitations and restrictions as they may determine in their sole discretion, without further authorization by our stockholders. Stockholders will not have preemptive rights to subscribe for shares of preferred stock.

On November 28, 2006, our board of directors approved the 2006 Plan and on December 8, 2006, our board of directors approved the Amendment and authorized our officers to obtain written consents from the holders of a majority of the outstanding voting securities of our company to approve the 2006 Plan and the Amendment, respectively. Under Section 78.320 of the NRS, any action required or permitted by the NRS to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

On December 8, 2006, stockholders who were the beneficial owners and the owners of record of 22,503,772 shares of our common stock, representing approximately 68.9% of our outstanding voting securities, executed and delivered to our board of directors written consents authorizing and approving the 2006 Plan and the Amendment. The consent of the holders of a majority of all of our company's outstanding common stock was necessary to authorize the 2006 Plan and the Amendment. As a majority consent has already been obtained, no vote or further action of our stockholders is required to approve the 2006 Plan or the Amendment. You are being provided with notice of the approval of the 2006 Plan and the Amendment by less than unanimous written consent of the stockholders of our company.

This Information Statement describing the 2006 Plan and Amendment is first being mailed or furnished to our company's stockholders on or about December 19, 2006, and such matters shall not become effective until at least twenty (20) calendar days after this Information Statement is first sent or given to stockholders pursuant to the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended, or the Exchange Act. This Information Statement is being furnished for informational purposes only.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Our executive offices are located at 307 S. Main Street, Pratt, Kansas 67124, and our telephone number is (620) 672-2814.

VOTING SECURITIES

As of the December 8, 2006, the record date, there were 32,661,025 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of our company's outstanding common stock was necessary to authorize the 2006 Plan and the Amendment.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, with respect to the our fiscal years ended March 31, 2005 and 2004, all compensation earned by our chief executive officers during our 2005 and 2004 fiscal years, and the three most highly compensated persons who were serving as executive officers at the end of our 2004 and 2005 fiscal years or who would have been among the most highly compensated officers except for the fact that such person was not serving as an executive officer at the end of our 2005 fiscal year, in each case other than with respect to our chief executive officer.

Unless otherwise specified, the address of each of the persons set forth below is in care of 307 S. Main, Pratt, KS 67124.

Security	Name & Address of Beneficial Owner	Office, if any	Amount & Nature of Beneficial Ownership(1)	Percent of Class(2)
Common Stock	Patrick N. Barker (3)	Chairman	24,807,057	75.95%
Common Stock	Greengroup, LLC (3)	None	24,807,,057	75.95%
Common Stock	Greengroup Ethanol, LLC (3)	None	24,807,057	75.95%
Common Stock	SNB Associates, LLC (3)	None	24,807,057	75.95%
Common Stock	Gary C. Evans	President and Chief Executive Officer, Director	0	*
Common Stock	Lane Hamm	Executive Vice President -- Chief Financial Officer	0	*
Common Stock	Joshua Barker	Executive Vice President - Marketing	0	*
Common Stock	Timothy C. Barker	Executive Vice President - Development	0	*
Common Stock	Jerry Nash	Executive Vice President - Distribution and Director	0	*
Common Stock	Frank H. Moore	Vice President - Plant Operations	0	*
Common Stock	J. Porter Loomis	Director	0	*
Common Stock	Wallace Stanberry	Director	0	*
Common Stock	J.L. “Butch” Meibergen	Director	0	*
Common Stock	All officers and directors as a group (10 persons named above)	N/A	24,807,057	75.95%

*	Less than 1%

[1]
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

[2]
A total of 32,661,025 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

[3]
Consists of 22,503,772 shares held directly by SNB Associates, LLC and 2,303,285 shares held by Wildcat Holdco, LLC, a limited liability company controlled by SNB Associates, LLC. Greengroup Ethanol, LLC owns a controlling interest (62.84%) in SNB Associates, LLC and Greengroup, LLC owns a controlling interest (85.92%) in Greengroup Ethanol, LLC. Patrick N. Barker controls Greengroup LLC through the provisions of Greengroup, LLC’s operating agreement and Patrick Barker, Ann C. Barker, Brendon Barker, Joshua Barker, Timothy Barker and certain trusts for the benefit of the grandchildren of Patrick and Ann Barker own 19.25%, 19.25%, 20%, 20%, 20% and 1.5% of Greengroup, LLC, respectively.

CHANGE OF CONTROL

Our Reverse Acquisition of Orion

On August 28, 2006, we entered into a Securities Exchange Agreement with Orion Ethanol, LLC and its members pursuant to which we acquired all of the issued and outstanding membership units of Orion Ethanol, LLC in exchange for a total of 31,272,740 shares of our common stock, which constituted 95.75% of our issued and outstanding common stock. As a result of the foregoing transactions, Halter Financial Investments, L.P.’s holdings of our common stock was reduced from approximately 98% to approximately 4% of our issued and outstanding common stock. As a condition of the reverse acquisition, 1,335,000 shares of common stock remained with Halter Financial Investments, L.P. and 25,000 shares of our common stock remained with Pennaluna & Co. as compensation for consulting work prior to the reverse merger. These shares were valued at their closing market price of $4 per share on the August 28, 2006 to determine the value of the common stock given in exchange for services rendered.

Background of Orion Ethanol, LLC.

Orion Ethanol, LLC was formed on August 28, 2006 as a holding company for membership interests in Gateway Holdco, LLC, a Kansas limited liability company and Orion Development, LLC, a Kansas limited liability company. In August 2006, prior to, and in contemplation of, the consummation of the transactions contemplated by the Securities Exchange Agreement, the members of Gateway Holdco, LLC, or the former Gateway members and the members of Orion Development, LLC or the former Orion Development members exchanged their units in Gateway Holdco, LLC and Orion Development, LLC, respectively, for units of Orion Ethanol, LLC. Following the exchanges, Orion Ethanol, LLC became the parent of Gateway Holdco, LLC (Orion Ethanol, LLC owns 62% of Gateway Holdco, LLC with Indeck Energy Services, Inc., Noble Americas Corp. and White Pines, LLC, holding minority interests of 23.7%, 9.5% and 4.7% respectively) and Orion Development, LLC (Orion Ethanol, LLC owns 100% of Orion Development, LLC). Gateway Ethanol, LLC, a Kansas limited liability company which was a wholly-owned subsidiary of Gateway Holdco, LLC became a majority-owned subsidiary of the Orion Ethanol, LLC.

Pursuant to the Securities Exchange Agreement we issued warrants to the former Gateway members. These warrants are for the purchase of a number of shares of our common stock equal to the quotient of twenty percent of such member’s original investment in Gateway Holdco, LLC (the aggregate original investment amount of all former Gateway members being $14,100,000), divided by the price to be paid by investors for a share of our common stock in the next equity financing round in which we receive at least $20 million in gross proceeds. These warrants will be exercisable at an exercise price per share that is equal to 125% of the price paid by such investors in such equity financing round.

In connection with the reverse acquisition, we entered into a registration rights agreement with certain shareholders with an aggregate of 1,730,888 shares. If we should decide to proceed with the preparation and filing of a registration statement (in connection with the proposed offer and sale of any of our securities or any of our securities held our shareholders, any of our security holders for cash) then we will give written notice to such shareholders to exercise their rights pursuant to the registration rights agreement. Each of the eligible shareholders will have the right, after proper notice, to request that we include all or portion of the shares held by them in such registration statement to the extent required in order to permit the sale or other disposition by such shareholder of its shares of our common stock.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

The following table sets forth, with respect to the our fiscal years ended December 31, 2005 and 2004, all compensation earned by our chief executive officers during our 2005 and 2004 fiscal years, and the four most highly compensated persons who were serving as executive officers at the end of our 2005 and 2004 fiscal years or who would have been among the most highly compensated officers except for the fact that such person was not serving as an executive officer at the end of our 2005 fiscal year, in each case other than with respect to our chief executive officer.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gary Evans (1)	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Timothy Halter (1)	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Dr. Patrick Barker (1)	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
H. Richard Jarboe (2)	2005	$185,000	—	—	—	—	—	$12,000	$197,000
	2004	—	—	—	—	—	—	—	—
Lane Hamm (3)	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Joshua Barker (3)	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Timothy Barker (3)	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—

(1)
Mr. Halter was our Chief Executive Officer from June 21, 2006 through August 28, 2006, the closing of the reverse acquisition of Orion Ethanol, LLC, our subsidiary. On August 28, 2006, Dr. Barker became the Chief Executive Officer of our company. Dr. Barker relinquished his position on October 23, 2006, but remains as the chairman of the board of directors of our company. At such time, Gary C. Evans became the chief executive officer of our company. None of the prior executive officers of our company during the period indicated in the table received any compensation for the services they provided, as our company was a shell company at that time.

(2)
Mr. Jarboe received a salary of $185,000 and a car allowance in the amount of $12,000 in 2005 from Wildcat Bioenergy, LLC, now an affiliate of our company as a result of the reverse acquisition transaction with Orion Ethanol, LLC.

(3)
Lane Hamm, our executive vice president and chief financial officer, Joshua Barker, our executive vice president - marketing, and Timothy Barker, our executive vice president - development, did not receive any compensation equal to or in excess to $100,000 by our company or our subsidiary Orion Ethanol, LLC during the periods indicated in the above table. However, these executive officers have entered into employment agreements with our company that entitle them to total annual salary and bonus in excess of $100,000 for the 2006 fiscal year and future years thereafter. See information set forth under the heading “employment agreements” below.

Employment Agreements

Following is a summary of employment agreements entered into between our subsidiary, Orion Ethanol, LLC and each of our executive officers.

PATRICK N. BARKER. Mr. Barker was formerly our Chief Executive Officer and President under his employment agreement with our company. On October 23, 2006, he relinquished these titles, but remains our Chairman. We are currently in the process of amending Mr. Barker’s employment agreement. The current employment agreement with Mr. Barker has an initial two-year term, however following the first anniversary of the effective date of the employment agreement and each subsequent anniversary, the term of Mr. Barker’s employment agreement shall automatically be extended so as to terminate two (2) years from such anniversary date unless our company gives Mr. Barker a 90-day notice prior to such anniversary date that the employment agreement will not be extended by our company beyond its current proscribed term. Mr. Barker’s base salary under the employment agreement is $300,000 per year and he is further eligible for an annual incentive bonus program to be established for executive officers by our company. In addition, during his period of employment, Mr. Barker is entitled to (i) participate in and be covered under all the welfare benefit plans or programs maintained by our company for the benefit of senior officers pursuant to the terms of such plans and (ii) all pension, retirement, savings and other employee benefit plans and programs maintained from time to time by our company.

In the event that Mr. Barker’s employment is terminated by our company “without cause” or by Mr. Barker for “good reason” (each as defined in his employment agreement), Mr. Barker will be entitled to receive: (i) within 75 days of the date of termination (as defined in employment agreement), a lump sum payment of (A) his then applicable base salary (as defined in his employment agreement) and accrued vacation pay through the date of termination and (B) an amount equal to his base salary multiplied by two (2.0); (ii) a pro rated portion of any annual bonus that he would otherwise have received had he remained employed through the calendar year for which the bonus is calculated; and (iii) if he timely elects and remains eligible for continued coverage under COBRA, that portion of the COBRA premiums that our company was paying prior to the date of termination for as long as he is receiving severance payments under the employment agreement (or until he is eligible for health care coverage under another employer’s plan, whichever period is shorter).

In the event that Mr. Barker’s employment is terminated by our company for “cause” or by Mr. Barker without “good reason” (each as defined in his employment agreement), Mr. Barker will receive: (i) his base salary and his accrued vacation pay (to the extent required by law or our company’s vacation policy) through the date of termination, as soon as practicable following the date of termination (ii) reimbursement, pursuant to our company policy, for reasonable business expenses incurred, but not paid prior to the date of termination, unless the termination resulted from a misappropriation of our company funds; and (iii) will be entitled to any rights, compensation and/or benefits that may be due him following termination to which Mr. Barker is otherwise entitled.

For any period of disability (as defined in the employment agreement), Mr. Barker will receive, during the period of the disability, his full base salary. However, in the event that Mr. Barker’s employment is terminated due to a disability, our company will (i) pay Mr. Barker his base salary through the date of termination and (ii) provide Mr. Barker with any disability and/or other benefits and compensation to which he is entitled.

LANE HAMM. Mr. Hamm acts as our Chief Financial Officer under his employment agreement with us. Mr. Hamm’s employment agreement has an initial two-year term, however following the first anniversary of the effective date of the employment agreement and each subsequent anniversary, the term of Mr. Hamm’s employment agreement shall automatically be extended so as to terminate two (2) years from such anniversary date unless our company gives Mr. Hamm a 90-day notice prior to such anniversary date that the employment agreement will not be extended by our company beyond its current proscribed term. Mr. Hamm’s base salary under the employment agreement is $150,000 per year and he is further eligible for an annual incentive bonus program to be established for executive officers by our company. In addition, during his period of employment, Mr. Hamm is entitled to (i) participate in and be covered under all the welfare benefit plans or programs maintained by our company for the benefit of senior officers pursuant to the terms of such plans and (ii) all pension, retirement, savings and other employee benefit plans and programs maintained from time to time by our company.

In the event that Mr. Hamm’s employment is terminated by our company “without cause” or by Mr. Hamm for “good reason” (each as defined in his employment agreement), Mr. Hamm will be entitled to receive: (i) within 75 days of the date of termination (as defined in employment agreement), a lump sum payment of (A) his then applicable base salary (as defined in his employment agreement) and accrued vacation pay through the date of termination and (B) an amount equal to his base salary multiplied by two (2.0); (ii) a pro rated portion of any annual bonus that he would otherwise have received had he remained employed through the calendar year for which the bonus is calculated; and (iii) if he timely elects and remains eligible for continued coverage under COBRA, that portion of the COBRA premiums that our company was paying prior to the date of termination for as long as he is receiving severance payments under the employment agreement (or until he is eligible for health care coverage under another employer’s plan, whichever period is shorter).

In the event that Mr. Hamm’s employment is terminated by our company for “cause” or by Mr. Hamm without “good reason” (each as defined in his employment agreement), Mr. Hamm will receive: (i) his base salary and his accrued vacation pay (to the extent required by law or our company’s vacation policy) through the date of termination, as soon as practicable following the date of termination (ii) reimbursement, pursuant to Company policy, for reasonable business expenses incurred, but not paid prior to the date of termination, unless the termination resulted from a misappropriation of Company funds; and (iii) will be entitled to any rights, compensation and/or benefits that may be due him following termination to which Mr. Hamm is otherwise entitled.

For any period of disability (as defined in the employment agreement), Mr. Hamm will receive, during the period of the disability, his full base salary. However, in the event that Mr. Hamm’s employment is terminated due to a disability, our company will (i) pay Mr. Hamm his base salary through the date of termination and (ii) provide Mr. Hamm with any disability and/or other benefits and compensation to which he is entitled.

JOSHUA N. BARKER. Mr. Barker acts as our Executive Vice-President - Marketing under his employment agreement with us. Mr. Barker’s employment agreement has an initial two-year term, however following the first anniversary of the effective date of the employment agreement and each subsequent anniversary, the term of Mr. Barker’s employment agreement shall automatically be extended so as to terminate two (2) years from such anniversary date unless our company gives Mr. Barker a 90-day notice prior to such anniversary date that the employment agreement will not be extended by our company beyond its current proscribed term. Mr. Barker’s base salary under the employment agreement is $150,000 per year and he is further eligible for an annual incentive bonus program to be established for executive officers by our company. In addition, during his period of employment, Mr. Barker is entitled to (i) participate in and be covered under all the welfare benefit plans or programs maintained by our company for the benefit of senior officers pursuant to the terms of such plans and (ii) all pension, retirement, savings and other employee benefit plans and programs maintained from time to time by our company.

In the event that Mr. Barker’s employment is terminated by our company “without cause” or by Mr. Barker for “good reason” (each as defined in his employment agreement), Mr. Barker will be entitled to receive: (i) within 75 days of the date of termination (as defined in employment agreement), a lump sum payment of (A) his then applicable base salary (as defined in his employment agreement) and accrued vacation pay through the date of termination and (B) an amount equal to his base salary multiplied by two (2.0); (ii) a pro rated portion of any annual bonus that he would otherwise have received had he remained employed through the calendar year for which the bonus is calculated; and (iii) if he timely elects and remains eligible for continued coverage under COBRA, that portion of the COBRA premiums that our company was paying prior to the date of termination for as long as he is receiving severance payments under the employment agreement (or until he is eligible for health care coverage under another employer’s plan, whichever period is shorter).

In the event that Mr. Barker’s employment is terminated by our company for “cause” or by Mr. Barker without “good reason” (each as defined in his employment agreement), Mr. Barker will receive: (i) his base salary and his accrued vacation pay (to the extent required by law or our company’s vacation policy) through the date of termination, as soon as practicable following the date of termination (ii) reimbursement, pursuant to Company policy, for reasonable business expenses incurred, but not paid prior to the date of termination, unless the termination resulted from a misappropriation of Company funds; and (iii) will be entitled to any rights, compensation and/or benefits that may be due him following termination to which Mr. Barker is otherwise entitled.

For any period of disability (as defined in the employment agreement), Mr. Barker will receive, during the period of the disability, his full base salary. However, in the event that Mr.  Barker’s employment is terminated due to a disability, our company will (i) pay Mr. Barker his base salary through the date of termination and (ii) provide Mr. Barker with any disability and/or other benefits and compensation to which he is entitled.

TIMOTHY C. BARKER. Mr. Barker acts as our Executive Vice President-- Development under his employment agreement with us. Mr. Barker’s employment agreement has an initial two-year term, however following the first anniversary of the effective date of the employment agreement and each subsequent anniversary, the term of Mr. Barker’s employment agreement shall automatically be extended so as to terminate two (2) years from such anniversary date unless our company gives Mr. Barker a 90-day notice prior to such anniversary date that the employment agreement will not be extended by our company beyond its current proscribed term. Mr. Barker’s base salary under the employment agreement is $150,000 per year and he is further eligible for an annual incentive bonus program to be established for executive officers by our company. In addition, during his period of employment, Mr. Barker is entitled to (i) participate in and be covered under all the welfare benefit plans or programs maintained by our company for the benefit of senior officers pursuant to the terms of such plans and (ii) all pension, retirement, savings and other employee benefit plans and programs maintained from time to time by our company.

In the event that Mr. Barker’s employment is terminated by our company “without cause” or by Mr. Barker for “good reason” (each as defined in his employment agreement), Mr. Barker will be entitled to receive: (i) within 75 days of the date of termination (as defined in employment agreement), a lump sum payment of (A) his then applicable base salary (as defined in his employment agreement) and accrued vacation pay through the date of termination and (B) an amount equal to his base salary multiplied by two (2.0); (ii) a pro rated portion of any annual bonus that he would otherwise have received had he remained employed through the calendar year for which the bonus is calculated; and (iii) if he timely elects and remains eligible for continued coverage under COBRA, that portion of the COBRA premiums that our company was paying prior to the date of termination for as long as he is receiving severance payments under the employment agreement (or until he is eligible for health care coverage under another employer’s plan, whichever period is shorter).

In the event that Mr. Barker’s employment is terminated by our company for “cause” or by Mr. Barker without “good reason” (each as defined in his employment agreement), Mr. Barker will receive: (i) his base salary and his accrued vacation pay (to the extent required by law or our company’s vacation policy) through the date of termination, as soon as practicable following the date of termination (ii) reimbursement, pursuant to Company policy, for reasonable business expenses incurred, but not paid prior to the date of termination, unless the termination resulted from a misappropriation of Company funds; and (iii) will be entitled to any rights, compensation and/or benefits that may be due him following termination to which Mr. Barker is otherwise entitled.

For any period of disability (as defined in the employment agreement), Mr. Barker will receive, during the period of the disability, his full base salary. However, in the event that Mr. Barker’s employment is terminated due to a disability, our company will (i) pay Mr. Barker his base salary through the date of termination and (ii) provide Mr. Barker with any disability and/or other benefits and compensation to which he is entitled.

H. RICHARD JARBOE. Mr. Jarboe was formerly our Chief Operating Officer and President under his employment agreement with us. Effective November 22, 2006, as part of an effort to better align the duties and responsibilities of our executive officers with the requirements of our business, we reassigned Richard Jarboe. Mr. Jarboe will now serve as an advisor to our company in connection with our company’s ethanol production plant site engineering and development. With the exception of the change in title, Mr. Jarboe’s employment agreement remains in effect and we are currently in the process of amending his employment agreement.

His current employment agreement is for a term of three years. Mr. Jarboe’s base salary under the employment agreement is $250,000 per year and he is further eligible for an annual incentive bonus program to be established for executive officers by our company. In addition, during his period of employment, Mr. Jarboe is entitled to (i) participate in and be covered under all the welfare benefit plans or programs maintained by our company for the benefit of senior officers pursuant to the terms of such plans and (ii) all pension, retirement, savings and other employee benefit plans and programs maintained from time to time by our company.

In the event that Mr. Jarboe’s employment is terminated by our company “without cause” or by Mr. Jarboe for “good reason” (each as defined in his employment agreement), Mr. Jarboe will be entitled to receive: (i) within 75 days of the date of termination (as defined in employment agreement), a lump sum payment of (A) his then applicable base salary (as defined in his employment agreement) and accrued vacation pay through the date of termination and (B) an amount equal to his base salary multiplied by two (2.0); (ii) a pro rated portion of any annual bonus that he would otherwise have received had he remained employed through the calendar year for which the bonus is calculated; and (iii) if he timely elects and remains eligible for continued coverage under COBRA, that portion of the COBRA premiums that our company was paying prior to the date of termination for as long as he is receiving severance payments under the employment agreement (or until he is eligible for health care coverage under another employer’s plan, whichever period is shorter).

In the event that Mr. Jarboe’s employment is terminated by our company for “cause” or by Mr. Jarboe without “good reason” (each as defined in his employment agreement), Mr. Jarboe will receive: (i) his base salary and his accrued vacation pay (to the extent required by law or our company’s vacation policy) through the date of termination, as soon as practicable following the date of termination (ii) reimbursement, pursuant to Company policy, for reasonable business expenses incurred, but not paid prior to the date of termination, unless the termination resulted from a misappropriation of Company funds; and (iii) will be entitled to any rights, compensation and/or benefits that may be due him following termination to which Mr. Jarboe is otherwise entitled.

For any period of disability (as defined in the employment agreement), Mr. Jarboe will receive, during the period of the disability, his full base salary. However, in the event that Mr. Jarboe’s employment is terminated due to a disability, our company will (i) pay Mr. Jarboe his base salary through the date of termination and (ii) provide Mr. Jarboe with any disability and/or other benefits and compensation to which he is entitled.

Our Company’s executive officers are subject to the customary non-competition and confidentiality covenants.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

None.

DIRECTOR COMPENSATION

All information required pursuant to Item 402(e) of Regulation S-B is reflected in the information set forth under the heading “Summary Compensation Table” set forth above, pursuant to Item 402(b) of Regulation S-B.

2006 EQUITY INCENTIVE PLAN

General Description of the 2006 Plan

The following summary describes the material features of the 2006 Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2006 Plan, which is attached as Exhibit A to this Information Statement.

Administration

The 2006 Plan is administered by our board of directors or a board-appointed committee consisting of two or more board members. If and so long as our common stock is registered under Section 12(b) or 12(g) of the Exchange Act, our board of directors will consider in selecting the 2006 Plan administrator and the membership of any committee acting as plan administrator the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code; (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act; and (c) “independent directors” as contemplated by the listing requirements for any stock exchange on which shares are listed. Our board of directors may delegate the responsibility for administering the 2006 Plan with respect to designated classes of eligible participants to different committees consisting of two or more members of our board of directors, subject to any limitations that our board of directors or the plan administrator deems appropriate. Committee members serve for the term that our board of directors may determine, subject to removal by our board of directors at any time. As long as it is consistent with applicable laws, our board of directors may authorize one or more of our senior executive officers grant awards to designated classes of eligible employees within the limits prescribed by our board of directors.

Eligibility

Non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares may be granted to employees, directors or consultants. Incentive stock options may be granted only to employees.

Shares Available

A maximum of 15,000,000 shares of our common stock, which number may be adjusted as described below, are available for issuance pursuant to options, restricted stock, stock appreciation rights and/or performance stock, which we refer to herein collectively as awards, granted under the 2006 Plan. If any award is forfeited, canceled, reacquired by us, satisfied without the issuance of shares, or no longer exercisable, the shares of stock subject to the award would be available for future grants under the 2006 Plan. The number of shares available under the 2006 Plan is subject to adjustment at the discretion of the administrator in the event of any stock split, dividend, recapitalization, reorganization, merger, sale, repurchase, spin-off or other similar action.

If there is any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other of our securities, or other change in our corporate structure affecting the shares, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2006 Plan, will adjust the number and class of shares that may be delivered under the 2006 Plan and/or the number, class, and price of shares covered by each outstanding award in accordance with the terms of the 2006 Plan.

Restrictions

Subject to adjustments provided under the 2006 Plan, (i) no more than an aggregate of 15,000,000 shares is available for issuance pursuant to grants of restricted stock; (ii) no more than 2,000,000 shares (or for awards denominated in cash, the fair market value of 2,000,000 shares on the grant date) of common stock may be awarded in the aggregate to any one individual in any one fiscal year; and (iii) no more than an aggregate of 5,000,000 shares of common stock may be awarded as incentive stock options.

Under the 2006 Plan, the repricing of options or stock appreciation rights are prohibited without prior stockholder approval. The administrator may authorize us, with prior stockholder approval and the consent of the respective participants, to issue new option or stock appreciation rights awards in exchange for the surrender and cancellation of any or all outstanding awards. The administrator may at any time buy from a participant an option previously granted with payment in cash, shares or other consideration, based on the terms and conditions that the administrator and the participant agree upon.

Change of Control

A participant will be fully vested in and have the right to exercise the participant’s outstanding options, stock appreciation rights, including shares as to which awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units, and with respect to performance shares and performance units, all performance goals will be deemed achieved at specified target levels and all other terms and conditions met in the event of a change in control or merger of our company if the successor entity does not assume or substitute all outstanding awards of our company under the 2006 Plan.

Types of Awards

The administrator may only award or grant those awards that either comply with the applicable requirements of Internal Revenue Code Section 409A, or do not result in the deferral of compensation within the meaning of Internal Revenue Code Section 409A.

Stock Options. Under the 2006 Plan, options may be granted at any time as determined by the administrator in its sole discretion. Employees, directors and consultants including prospective employees or consultants with written offers of employment or engagement of services, respectively, with our company are eligible for stock option grants; provided that no option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with our company. The administrator may grant incentive or non-statutory options or any combination of the two. The exercise price per share for the shares to be issued pursuant to an exercise of a stock option will be no less than the fair market value per share on the grant date, except in the case of an incentive stock option granted to a person who beneficially owns 10% or more of our outstanding common stock, where the exercise price per share will be no less than 110% of the fair market value per share on the grant date.

The term, vesting regime, exercise date and exercise of the stock option is set forth under the respective award agreement. The form of payment for the exercise of the stock option is determined by the administrator and may consist of any combination of cash, check, other shares and, to the extent not prohibited by the Sarbanes-Oxley Act of 2002, promissory notes or a cashless exercise program. Vested stock options may be exercised within the period specified in the award agreement following the participant’s employment termination, disability or death. Under the 2006 Plan, in the absence of a specified time in the award agreement, the stock option will remain exercisable for (i) 3 months following participant’s employment termination or (ii) 12 months following the participant’s termination due to disability or death. Unvested stock options are cancelled as of 90 days after termination of employment as set forth in the respective award agreement and the shares covered by the unvested portion of the award agreement will be forfeited to our company and revert back to the 2006 Plan and the shares subject to the award will become available for future grant or sale under the 2006 Plan. Options that have vested remain exercisable for 90 days after termination; depending on award agreement, other forms of award may terminate on the day of employment termination.

Restricted Stock. Under the provisions of the 2006 Plan, the administrator, at any time and from time to time, may grant shares of restricted stock to employees, directors or consultants in the amounts that the administrator, in its sole discretion, will determine. Each award of restricted stock will be evidenced by an award agreement that will specify the period of restriction, the number of shares granted, and the other terms and conditions that the administrator, in its sole discretion, will determine. Unless the administrator determines otherwise, we will act as escrow agent and hold shares of restricted stock until the restrictions on the shares have lapsed. Except as provided in the 2006 Plan, shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction. The administrator, in its sole discretion, may impose conditions on the vesting of shares of restricted stock if the administrator deems it advisable or appropriate to do so, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the administrator in its discretion. All restrictions imposed on restricted stock lapse and the period of restriction ends upon the satisfaction of vesting conditions imposed by the administrator.

The administrator may, in its discretion, also provide for complete or partial exceptions to an employment restriction as it deems equitable. Except as otherwise provided under the 2006 Plan, shares of restricted stock covered by each restricted stock grant made under the 2006 Plan will be released from escrow as soon as practicable after the last day of the period of restriction or at another time as the administrator may determine. The administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. During the period of restriction, employees, directors or consultants holding shares of restricted stock granted under the 2006 Plan may exercise full voting rights with respect to those shares, unless the administrator determines otherwise.

Restricted Stock Units. Under the provisions of the 2006 Plan, the administrator, at any time and from time to time, may grant restricted stock units to employees, directors or consultants in amounts that the administrator, in its sole discretion, will determine. The administrator sets vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the participant. The administrator may set vesting criteria based upon the achievement of company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the administrator in its discretion. The administrator will determine the other terms, conditions, and restrictions related to the grant, including the number of restricted stock units and the form of payout, which, subject to the 2006 Plan, may be left to the discretion of the administrator. Upon satisfaction of the applicable vesting conditions, the participant will be entitled to receive a payout at when the administrator determines. At any time after the grant of restricted stock units, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. Payment of earned restricted stock units is made as soon as practicable after the date(s) determined by the administrator and set forth in the award agreement. The administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or in any combination of the two. Restricted stock units that are fully paid in cash will not reduce the number of shares available for issuance under the 2006 Plan. On the date set forth in the award agreement, all unearned restricted stock units will be forfeited to our company.

Stock Appreciation Rights. Stock appreciation rights or SARs may be granted to employees, directors or consultants at any time and from time to time as will be determined by the administrator, in its sole discretion. The administrator will have complete discretion to determine the number of SARs granted to any employee, director and consultant. The per share exercise price for the exercise of a SAR will be no less than the fair market value per share on the grant date. The administrator, subject to the provisions of the 2006 Plan, will have complete discretion to determine the other terms and conditions of SARs granted under the 2006 Plan. Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and the other terms and conditions as the administrator, in its sole discretion, will determine. A SAR granted under the 2006 Plan will expire upon the date determined by the administrator, in its sole discretion, and as stated in the award agreement. Upon exercise of a SAR, a participant will be entitled to receive payment from our company in accordance with the terms of the 2006 Plan.

Performance Units and Performance Shares. Performance units or performance shares may be granted to employees, directors or consultant at any time and from time to time, as will be determined by the administrator, in its sole discretion. The administrator will have complete discretion in determining the number of performance units and performance shares granted to each participant. Each performance unit will have an initial value that is established by the administrator on or before the grant date. Each performance share will have an initial value equal to the fair market value of our common stock on the grant date. The administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as an employee, director or consultant) in its discretion which, depending on the extent to which they are met, will determine the number or value of performance units or performance shares that will be paid out to employees, directors or consultants. Each award of performance units or performance shares will be evidenced by an award agreement that will specify a performance period, and the other terms and conditions as the administrator, in its sole discretion, will determine. The administrator may set performance objectives based upon the achievement of company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the applicable performance period has ended, the holder of performance units or performance shares will be entitled to receive a payout of the number of performance units or performance shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.

Transferability

Unless our board of directors or board-appointed committee determines otherwise, 2006 Plan awards may not be assigned or transferred other than by will or by the applicable laws of descent and distribution.

Amendment

Our board of directors may amend the 2006 Plan at any time, but may not, without the approval of our stockholders take any other action that requires stockholder approval to comply with any tax or regulatory requirement.

U.S. Federal Income Tax Consequences

The following discussion is a short summary of the federal income tax consequences relating to awards under the 2006 Plan. The discussion is based upon interpretations of the Internal Revenue Code in effect as of November 2006, and regulations promulgated thereunder as of such date. The discussion is designed to provide a general understanding of our company’s interpretation of the federal income tax consequences and does not address any state or local tax consequences. The discussion is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes. The summary does not purport to address all tax considerations that may be relevant. Awards under the 2006 Plan are not intended to result in the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, and this summary is based on the assumption that Section 409A does not apply. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an award, the vesting or exercise of an award, and the disposition of common stock that may be issued pursuant to an award.

Incentive Stock Options. Generally, a participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the fair market value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant’s alternative minimum taxable income. If the participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the date of grant and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of such stock on the date of exercise over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the fair market value of the shares on the date of exercise, unless the shares are subject to any restrictions on the participant’s ownership or disposition thereof. At the time the participant recognizes income, our company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a participant exercises a Stock Appreciation Right, the amount of cash and the fair market value of the shares received will be ordinary income to the participant and will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a Stock Appreciation Right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of Restricted Stock. A participant may make an election under Section 83(b) of the Internal Revenue the Code to be taxed on the difference between the purchase price of the award and the fair market value of the award on the date of grant.

Otherwise, upon the release of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or release less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through Restricted Stock awards, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock Units. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the participant of common shares in respect of Restricted Stock Units, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Stock Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the fair market value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a participant.

2006 Plan Benefits

No benefits have been made to any employee, director or consultant under the 2006 Plan. Because all awards are within the discretion of our board of directors or any of its committees, future awards, as well as the number of employees to whom awards may be made, are not currently determinable.

APPROVAL OF AN AMENDMENT TO OUR COMPANY'S
ARTICLES OF INCORPORATION, AS AMENDED, TO ALLOW OUR
COMPANY TO ISSUE UP TO 10,000,000 SHARES OF "BLANK CHECK"
PREFERRED STOCK AT A PAR VALUE OF $0.001

On December 8, 2006, our board of directors, by unanimous written consent, authorized and approved, subject to stockholder approval, the amendment to our company’s articles of incorporation, as amended, that allows our company to issue up to 10,000,000 shares of "blank check" preferred stock at a par value of $0.001.

Purpose of the Amendment to the Articles of Incorporation

Our board of directors believes that authorizing our company to issue blank check preferred stock will provide our company with a capital structure better suited to meet our company’s short and long-term capital needs. Having the authority to create an equity instrument with provisions to be determined at the time of issuance provides for great flexibility in financing the future operations of our company. For example, blank check preferred stock permits our company to negotiate the precise terms of an equity investment by creating a new series of preferred stock without incurring the cost and delay of obtaining stockholder approval, except as otherwise required by law. This allows our company to more effectively negotiate with and satisfy the precise financial criteria of any investor in a timely manner. Many investors require a stated return on their investment and/or convertibility into common stock or other features which preferred stock can be designated to provide. Although our board of directors believes that having the ability to offer preferred stock as an alternative to common stock will greatly enhance our company’s ability to obtain financing, there can be no assurance that our company will be able to raise such financing on terms acceptable to us, if at all.

Our board of directors is required by Nevada law to make a determination to issue shares of preferred stock based upon the best interests of our company and our stockholders. When in the judgment of our board of directors such action would be in the best interests of our stockholders, the issuance of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of our company, for example, by the sale of preferred stock to purchasers favorable to our board of directors. In addition, our board of directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of common stock, on any merger, sale or exchange of assets by our company or any other extraordinary corporate transaction.

The authorization of new shares of preferred stock will not, by itself, have any effect on the rights of the holders of shares of common stock. Nonetheless, the issuance of the preferred stock could affect the holders of common stock in a number of respects, including: (i) if voting rights are granted to holders of preferred stock, the voting power of holders of common stock will be diluted, (ii) the issuance of preferred stock may result in a dilution of earnings per share of the common stock, (iii) dividends payable on the preferred stock will reduce the amount of funds available for payment of dividends on the common stock, and (iv) future amendments to the certificate of incorporation affecting holders of preferred stock may require approval by the separate vote of these stockholders (in addition to the approval of the holders of shares of the common stock) before action can be taken by our company.

This summary of information concerning the Amendment is qualified in its entirety by reference to the amendment itself, "Certificate of Amendment to Articles of Incorporation" a copy of which is attached hereto as Exhibit B.

INTEREST OF CERTAIN PERSONS
IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The 2006 Equity Incentive Plan that was approved by our board of directors and a majority of our stockholders, provides that non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares may be granted to employees, directors or consultants. As our directors may be issued non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares pursuant to the 2006 Equity Interest Plan, our directors have an interest in such plan.

CONSENT REQUIRED FOR APPROVAL

Approval of the 2006 Plan and the Amendment requires a majority consent of the stockholders of shares as of the Record Date. As stockholders holding a majority of the shares have already voted in favor of the 2006 Plan and the Amendment, proxies are not being solicited in this matter.

NEVADA REVISED STATUTES

Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to our company's articles of incorporation shall first be adopted by the resolution of our board of directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and our company's bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend our company’s articles of incorporation. NRS 78.320 provides that, unless otherwise provided in our company’s articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as described in this Information Statement, our board of directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of our voting power. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

NO DISSENTERS RIGHTS

Under Nevada law, stockholders are not entitled to dissenters' rights with respect to the amendment of our Articles of Incorporation described in this Definitive Information Statement.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2005 and all subsequent Quarterly Reports on Forms 10-QSB and any exhibit referred to therein without charge to each person to whom this Information Statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request., Any request should be directed to our corporate secretary at 307 South Main Street, Pratt, KS 67124, Telephone (620) 672-2814.

DELIVERY OF INFORMATION STATEMENT TO HOUSEHOLDS

As permitted by applicable law, only one copy of this Information Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified our company of their desire to receive multiple copies of the Information Statement.

Our Company will promptly deliver, upon oral or written request, a separate copy of the Information Statement to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed our corporate secretary, at our corporate offices, 307 South Main Street, Pratt, Kansas 67124 or by telephone at (620) 672-2814.

Stockholders who share an address can request the delivery of separate copies of future Information Statements upon written request which should be directed our corporate secretary, at our corporate offices, 307 South Main Street, Pratt, Kansas 67124 or by telephone at (620) 672-2814.

Stockholders who share an address can request the delivery of a single copy of this Information Statement upon written request. Such request should be directed to our corporate secretary, at our corporate offices, 307 South Main Street, Pratt, Kansas 67124 or by telephone at (620) 672-2814.

FOR THE BOARD OF DIRECTORS
December 8, 2006

Lane Hamm
Secretary

Exhibit A

ORION ETHANOL, INC.

2006 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan. The purposes of this Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The Administrator may only award or grant those Awards that either comply with the applicable requirements of Code Section 409A, or do not result in the deferral of compensation within the meaning of Code Section 409A.

2.	Definitions. As used herein, the following definitions will apply:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means Orion Ethanol, Inc., a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than ISOs, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

“ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Stock” means the Common Stock subject to an Award.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

“Plan” means this 2006 Equity Incentive Plan.

“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7.

“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

“Subsidiary” means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.	Stock Subject to the Plan.

(a)
Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan under the Plan is fifteen million (15,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or used to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c)	Limitations

(i)    Subject to the provisions of Section 13, not more than an aggregate of 15,000,000 Shares shall be available for issuance pursuant to grants of Restricted Stock under the Plan.

(ii)    Subject to the provisions of Section 13, not more than 2,000,000 Shares (or for Awards denominated in cash, the Fair Market Value of 2,000,000 Shares on the Grant Date), may be made subject to Awards under the Plan to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m).

(iii)    Subject to the provisions of Section 13, to the extent consistent with Section 424 of the Code, not more than an aggregate of 5,000,000 Shares may be issued under ISOs.

(d)	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

(a)
Procedure. The Plan shall be administered by the Board or a committee or committees (including subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code; (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act; and (c) “independent directors” as contemplated by the listing requirements for any stock exchange on which Shares are listed. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Plan Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with Applicable Laws, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible employees within the limits prescribed by the Board.

(b)
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

(vii)    to prescribe, amend and rescind rules and regulations relating to the Plan;

(viii)    to modify or amend each Award (subject to Section 17(c)), including the discretionary authority to extend the post-termination exercisability period of Awards, to the extent that such period can be extended without causing an award to become subject to Code Section 409A;

(ix)    to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

(x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)
Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.	Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted only to Employees.

6.	Stock Options.

(a)    Grants. Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time as determined by the Administrator in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant ISOs, NSOs or any combination of the two.

(b)    Limitations. Each Option will be designated in the Award Agreement as either an ISO or an NSO. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will be treated as NSOs. For purposes of this Section 6(a), ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(c)    Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date, except that in the case of an ISO granted to a Ten Percent Owner, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

(d)    Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board. In the case of an ISO granted to a Ten Percent Owner, the maximum term of the ISO will be five (5) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

(e)    Exercise Date. Each Award Agreement shall specify how and when shares covered by a Stock Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

(f)    Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes).

Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with an applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

(g)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an ISO, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(iv)    other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(v)    to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, consideration received by the Company under a cashless exercise program;

(vi)    any combination of the foregoing methods of payment; or

(vii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(h)    Termination of Options. An Option may terminate prior to the end of the term specified in an Award Agreement as follows:

(i)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

(ii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

(iii)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

7.	Restricted Stock.

(a)    Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)    Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)    Period of Restriction. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment restriction as it deems equitable.

(e)    Removal of Restrictions. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

(a)    Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)    Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator will determine the other terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 8(d), may be left to the discretion of the Administrator.

(c)    Earning Restricted Stock Units. Upon satisfaction of the applicable vesting conditions, the Participant shall be entitled to receive a payout at such time as the Administrator determines. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

(e)    Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

9.	Stock Appreciation Rights.

(a)    Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)    Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c)    Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(d)    Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)    Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(f)    Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)    The number of Shares with respect to which the SAR is exercised.

(g)    Form of Payment. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.	Performance Units and Performance Shares.

(a)    Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)    Value of Performance Units and Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(c)    Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)    Earning of Performance Units and Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.

(e)    Form and Timing of Payment of Performance Units or Shares. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)    Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.	Leaves of Absence/Transfer Between Locations.

Unless the Administrator provides otherwise or as required by Applicable Law, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as an NSO.

12.	Transferability of Awards.

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limit in Section 3.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)    Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of an SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.	Tax Withholding.

(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	No Effect on Employment or Service.

Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.	Term of Plan.

The Plan was adopted by the Board on _____________. The Plan shall become effective upon approval by stockholders of the Company, consistent with applicable laws. The Plan will terminate ten years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 17.

17.	Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.	Conditions Upon Issuance of Shares.

(a)    Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.	Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

20.
Repricing Prohibited; Exchange And Buyout Of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective

Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

21.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

22.	Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s shareholders at any time within 12 months of such adoption.

Exhibit B

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ORION ETHANOL, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE III, is amended in accordance with Exhibit A, which is annexed hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
ORION ETHANOL, INC.

Pursuant to Nevada Revised Statutes 78.385 and 78.390, Orion Ethanol, Inc. adopts the following amendment to its Articles of Incorporation by way of majority shareholder consent.

“ARTICLE III

The total number of shares of all classes of capital stock which the Company shall have authority to issue is 110,000,000 shares ("Capital Stock"). The classes and aggregate number of shares of each class of Capital Stock that the Company shall have authority to issue are as follows:

(a) 100,000,000 shares of common stock, $0.001 par value ("Common Stock");

(b) 10,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"); provided that, the Board of Directors of the Corporation is expressly authorized to provide for the issuance of all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions adopted by the Board of Directors provided for the issuance of such series and as may be permitted by filing a certificate pursuant to the applicable provisions of the Nevada Revised Statutes, including without limitation the authority to provide that any such series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, or on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; or (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation, all as may be stated in such resolution or resolutions.”